Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael P. Moran, Chairman, President and Chief Executive Officer of Allion Healthcare, Inc., and James G. Spencer, Chief Financial Officer, Secretary and Treasurer of Allion Healthcare, Inc., hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to our knowledge:

(i) The accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Allion Healthcare, Inc.

/s/ Michael P. Moran
Michael P. Moran
Chairman of the Board, Chief Executive Officer and President

/s/ James G. Spencer
James G. Spencer
Chief Financial Officer, Secretary and Treasurer

Date: November 14, 2005